Putnam VT Multi-Cap Core
The fund's portfolio
3/31/19 (Unaudited)

COMMON STOCKS (93.1%)(a)
	Shares	Value
Aerospace and defense (1.2%)
Boeing Co. (The)	7,800	$2,975,076

		2,975,076
Airlines (1.7%)
Air Canada (Canada)(NON)	54,700	1,318,432
American Airlines Group, Inc.	33,600	1,067,136
Southwest Airlines Co.	35,700	1,853,187

		4,238,755
Auto components (1.0%)
Magna International, Inc. (Canada)	29,685	1,445,363
Pirelli & C. SpA (Italy)(NON)	173,129	1,114,363

		2,559,726
Automobiles (0.6%)
General Motors Co.	39,700	1,472,870

		1,472,870
Banks (7.2%)
Bank of America Corp.	220,242	6,076,477
Citigroup, Inc.	60,857	3,786,523
Hilltop Holdings, Inc.	19,100	348,575
JPMorgan Chase & Co.	62,027	6,278,993
Wells Fargo & Co.	37,300	1,802,336

		18,292,904
Beverages (1.9%)
Coca-Cola Co. (The)	23,900	1,119,954
Molson Coors Brewing Co. Class B	23,735	1,415,793
PepsiCo, Inc.	19,820	2,428,941

		4,964,688
Biotechnology (3.0%)
Amgen, Inc.	20,295	3,855,644
Biogen, Inc.(NON)	6,900	1,631,022
Gilead Sciences, Inc.	31,400	2,041,314

		7,527,980
Capital markets (4.4%)
Ameriprise Financial, Inc.	13,100	1,678,110
Apollo Global Management, LLC Class A	35,700	1,008,525
Bank of New York Mellon Corp. (The)	12,472	628,963
Deutsche Bank AG (Registered shares) (Germany)	51,500	418,180
Goldman Sachs Group, Inc. (The)	16,320	3,133,277
KKR & Co., Inc. Class A	43,800	1,028,862
Morgan Stanley	33,500	1,413,700
Raymond James Financial, Inc.	23,800	1,913,758

		11,223,375
Chemicals (1.4%)
Celanese Corp.	17,300	1,705,953
DowDuPont, Inc.	27,787	1,481,325
Orion Engineered Carbons SA (Luxembourg)	22,753	432,079

		3,619,357
Commercial services and supplies (0.8%)
BrightView Holdings, Inc.(NON)	17,000	244,800
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $4) (Private) (Germany)(NON)(F)(RES)	3	3
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Germany)(NON)(F)(RES)	1	1
Republic Services, Inc.	21,700	1,744,246

		1,989,050
Communications equipment (2.4%)
Cisco Systems, Inc.	110,641	5,973,508

		5,973,508
Consumer finance (0.8%)
Capital One Financial Corp.	25,100	2,050,419

		2,050,419
Diversified financial services (2.5%)
Alignvest Acquisition II Corp. Class A (Canada)(NON)	68,053	515,866
Berkshire Hathaway, Inc. Class B(NON)	18,300	3,676,287
Capitol Investment Corp. IV (Units)(NON)	43,141	456,000
J2 Acquisition, Ltd. (British Virgin Islands)(NON)	77,798	704,072
TPG Pace Holdings Corp. (Units)(NON)	92,438	985,389

		6,337,614
Diversified telecommunication services (0.9%)
AT&T, Inc.	71,372	2,238,226

		2,238,226
Electric utilities (1.8%)
Entergy Corp.	19,600	1,874,348
Exelon Corp.	52,000	2,606,760

		4,481,108
Entertainment (1.8%)
Live Nation Entertainment, Inc.(NON)	31,343	1,991,534
Walt Disney Co. (The)	24,100	2,675,823

		4,667,357
Equity real estate investment trusts (REITs) (1.6%)
Armada Hoffler Properties, Inc.	75,724	1,180,537
Easterly Government Properties, Inc.	65,928	1,187,363
Equity Commonwealth	48,200	1,575,658

		3,943,558
Food and staples retail (2.7%)
Kroger Co. (The)	57,800	1,421,880
Walgreens Boots Alliance, Inc.	20,928	1,324,115
Walmart, Inc.	42,500	4,145,025

		6,891,020
Health-care equipment and supplies (0.9%)
Baxter International, Inc.	26,800	2,179,108
RA Medical Systems, Inc.(NON)	8,200	27,880

		2,206,988
Health-care providers and services (3.6%)
CVS Health Corp.	20,580	1,109,879
HCA Healthcare, Inc.	16,739	2,182,431
McKesson Corp.	10,900	1,275,954
Tenet Healthcare Corp.(NON)	39,800	1,147,832
UnitedHealth Group, Inc.	14,100	3,486,366

		9,202,462
Hotels, restaurants, and leisure (1.2%)
Bloomin' Brands, Inc.	24,200	494,890
Hyatt Hotels Corp. Class A	17,100	1,240,947
MGM Resorts International	50,400	1,293,264

		3,029,101
Household durables (1.0%)
Green Brick Partners, Inc.(NON)	34,300	300,125
HC Brillant Services GmbH (acquired 8/2/13, cost $4) (Private) (Germany)(NON)(F)(RES)	6	5
PulteGroup, Inc.	81,000	2,264,760

		2,564,890
Household products (0.9%)
Procter & Gamble Co. (The)	22,200	2,309,910

		2,309,910
Independent power and renewable electricity producers (1.1%)
NRG Energy, Inc.	68,700	2,918,376

		2,918,376
Industrial conglomerates (0.9%)
Honeywell International, Inc.	14,800	2,352,016

		2,352,016
Insurance (1.3%)
Assured Guaranty, Ltd.	29,400	1,306,242
Lincoln National Corp.	22,883	1,343,232
Sirius International Insurance Group, Ltd. (Bermuda)(NON)	56,831	735,961

		3,385,435
Interactive media and services (3.8%)
Alphabet, Inc. Class C(NON)	5,318	6,239,663
Facebook, Inc. Class A(NON)	21,000	3,500,490

		9,740,153
Internet and direct marketing retail (2.9%)
Amazon.com, Inc.(NON)	3,065	5,457,999
Booking Holdings, Inc.(NON)	635	1,108,018
Delivery Hero Holding GmbH (Germany)(NON)	18,115	654,320
Global Fashion Group SA (acquired 8/2/13, cost $219,415) (Private) (Luxembourg)(NON)(F)(RES)	5,179	46,712

		7,267,049
IT Services (2.9%)
DXC Technology Co.	21,800	1,401,958
IBM Corp.	11,380	1,605,718
Priority Technology Holdings, Inc.(NON)	27,247	188,277
Visa, Inc. Class A	27,300	4,263,987

		7,459,940
Machinery (0.8%)
Caterpillar, Inc.	14,300	1,937,507

		1,937,507
Media (1.7%)
Comcast Corp. Class A	85,940	3,435,881
Discovery, Inc. Class A(NON)(S)	14,100	380,982
Liberty Global PLC Class A (United Kingdom)(NON)	24,800	618,016

		4,434,879
Metals and mining (0.5%)
Freeport-McMoRan, Inc. (Indonesia)	90,800	1,170,412
Largo Resources, Ltd. (Canada)(NON)	93,926	149,005

		1,319,417
Multiline retail (0.8%)
Target Corp.	24,200	1,942,292

		1,942,292
Oil, gas, and consumable fuels (6.5%)
ConocoPhillips	41,700	2,783,058
Diamondback Energy, Inc.	6,600	670,098
Encana Corp. (Canada)	105,300	762,372
Enterprise Products Partners LP	56,200	1,635,420
Exxon Mobil Corp.	11,805	953,844
Kimbell Royalty Partners LP	20,053	366,368
Kinder Morgan, Inc.	98,500	1,970,985
Marathon Oil Corp.	67,800	1,132,938
Plains GP Holdings LP Class A(NON)	23,911	595,862
Royal Dutch Shell PLC ADR Class A (United Kingdom)	48,132	3,012,582
Suncor Energy, Inc. (Canada)	36,600	1,186,938
Valero Energy Corp.	17,900	1,518,457

		16,588,922
Pharmaceuticals (3.5%)
Jazz Pharmaceuticals PLC(NON)	10,456	1,494,685
Johnson & Johnson	25,530	3,568,839
Merck & Co., Inc.	23,500	1,954,495
Pfizer, Inc.	44,586	1,893,567

		8,911,586
Real estate management and development (1.1%)
CBRE Group, Inc. Class A(NON)	28,500	1,409,325
Kennedy-Wilson Holdings, Inc.	59,500	1,272,705

		2,682,030
Road and rail (1.9%)
Norfolk Southern Corp.	11,100	2,074,479
Union Pacific Corp.	14,975	2,503,820
US Xpress Enterprises, Inc. Class A(NON)	39,925	263,904

		4,842,203
Semiconductors and semiconductor equipment (2.9%)
Intel Corp.	63,920	3,432,504
Lam Research Corp.	10,300	1,843,803
Micron Technology, Inc.(NON)	29,700	1,227,501
Qualcomm, Inc.	16,500	940,995

		7,444,803
Software (7.2%)
Adobe, Inc.(NON)	4,700	1,252,503
Microsoft Corp.	121,050	14,276,637
Oracle Corp.	51,858	2,785,293

		18,314,433
Specialty retail (2.8%)
Best Buy Co., Inc.	29,200	2,074,952
Home Depot, Inc. (The)	9,700	1,861,333
Lowe's Cos., Inc.	22,500	2,463,075
Michaels Cos., Inc. (The)(NON)	61,700	704,614

		7,103,974
Technology hardware, storage, and peripherals (4.9%)
Apple, Inc.	58,083	11,032,866
HP, Inc.	69,716	1,354,582

		12,387,448
Thrifts and mortgage finance (0.3%)
Radian Group, Inc.	30,800	638,791

		638,791

Total common stocks (cost $183,286,621)		$236,431,196

INVESTMENT COMPANIES (3.3%)(a)
	Shares	Value
Health Care Select Sector SPDR Fund	33,300	$3,055,275
Industrial Select Sector SPDR Fund(S)	49,615	3,722,613
SPDR S&P Homebuilders ETF(S)	43,100	1,661,505

Total investment companies (cost $8,030,649)		$8,439,393

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Alignvest Acquisition II Corp. Class A (Canada)	7/4/22	CAD 11.50	36,476	$4,094
J2 Acquisition, Ltd. (British Virgin Islands)	10/10/20	$11.50	77,798	13,809
OneSpaWorld Holdings, Ltd. (Bahamas)	3/19/24	11.50	19,757	46,429
Sirius International Insurance Group, Ltd. (Bermuda)	12/31/23	18.88	38,710	21,291

Total warrants (cost $61,805)				$85,623

SHORT-TERM INVESTMENTS (5.4%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.86%(AFF)	Shares	4,277,950	$4,277,950
Putnam Short Term Investment Fund 2.64%(AFF)	Shares	9,421,297	9,421,297
U.S. Treasury Bills 2.470%, 5/9/19		$45,000	44,888
U.S. Treasury Bills 2.463%, 7/18/19		33,000	32,766

Total short-term investments (cost $13,776,894)			$13,776,901
TOTAL INVESTMENTS

Total investments (cost $205,155,969)			$258,733,113

WRITTEN OPTIONS OUTSTANDING at 3/31/19 (premiums $27,225) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Enterprise Products Partners (Call)	Jun-19/$30.00	$539,601	$18,543	$6,491
Citibank, N.A.
Boeing Co. (The) (Call)	Jun-19/430.00	369,977	970	4,074
UBS AG
Bank of America Corp. (Call)	Jun-19/32.00	607,642	22,024	2,202

Total				$12,767

Key to holding's currency abbreviations
CAD	Canadian Dollar
USD / $	United States Dollar
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $254,058,156.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $46,721, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$7,867,244	$25,876,252	$29,465,546	$43,072	$4,277,950
	Putnam Short Term Investment Fund**	9,364,520	7,354,171	7,297,394	71,081	9,421,297

	Total Short-term investments	$17,231,764	$33,230,423	$36,762,940	$114,153	$13,699,247
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $4,277,950, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $4,226,490.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $1,678,158 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $12,767 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$21,080,615	$—	$—
Consumer discretionary	25,893,185	—	46,717
Consumer staples	14,165,618	—	—
Energy	16,588,922	—	—
Financials	41,928,538	—	—
Health care	27,849,016	—	—
Industrials	18,334,603	—	4
Information technology	51,580,132	—	—
Materials	4,938,774	—	—
Real estate	6,625,588	—	—
Utilities	7,399,484	—	—

Total common stocks	236,384,475	—	46,721
Investment companies	8,439,393	—	—
Warrants	39,194	46,429	—
Short-term investments	9,421,297	4,355,604	—

Totals by level	$254,284,359	$4,402,033	$46,721
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(12,767)	$—

Totals by level	$—	$(12,767)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Equity contracts	$85,623	$12,767

Total	$85,623	$12,767

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Written equity option contracts (contract amount)	$36,000
Warrants (number of warrants)	180,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com